UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2006
MAVERICK TUBE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-10651	43-1455766
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)
16401 Swingley Ridge Road, Seventh Floor, Chesterfield, Missouri 63017
(Address of principal executive offices)
(636) 733-1600
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Maverick Tube Corporation (“Maverick”) has entered into a second supplemental indenture, dated as of October 5, 2006 (the “Second Supplemental Indenture”), to the Indenture, dated as of June 9, 2003, between Maverick and The Bank of New York, as Trustee, relating to Maverick’s 4.00% Convertible Senior Subordinated Notes due 2033 (the “2003 Notes”). The Second Supplemental Indenture provides that, following the effective time of the merger of Maverick with Tenaris S.A. (the “Merger”), the 2003 Notes are convertible into cash in the amount of $2,226.79 per $1,000 principal amount of 2003 Notes at any time during which the conditions stated in paragraph 10 of the 2003 Notes are met. A copy of the Second Supplemental Indenture is filed as Exhibit 99.1 to this Form 8-K.
Maverick has entered into a first supplemental indenture, dated as of October 5, 2006 (the “2004 First Supplemental Indenture”), to the Indenture, dated as of December 30, 2004 (the “2004 Indenture”), between Maverick and The Bank of New York, as Trustee, relating to Maverick’s 2004 4.00% Convertible Senior Subordinated Notes due 2033 (the “2004 Notes”). The 2004 First Supplemental Indenture provides that, following the effective time of the Merger, the 2004 Notes are convertible into cash in the amount of $2,226.79 per $1,000 principal amount of 2004 Notes at any time during which any condition stated in paragraph 10 of the 2004 Notes is met. Maverick has advised the Trustee that the Merger does not constitute a Public Acquirer Change of Control within the meaning of the 2004 Indenture, but the 2004 First Supplemental Indenture does not constitute a waiver or modification of the rights of the Trustee and holders of 2004 Notes to assert otherwise. A copy of the 2004 First Supplemental Indenture is filed as Exhibit 99.2 to this Form 8-K.
Maverick entered into a first supplemental indenture, dated as of October 5, 2006 (the “2005 First Supplemental Indenture”), to the Indenture, dated as of November 15, 2005 (the “2005 Indenture”), between Maverick and The Bank of New York Trust Company, N.A., as Trustee, relating to Maverick’s 1.875% Convertible Senior Subordinated Notes due 2025 (the “2005 Notes”). The 2005 First Supplemental Indenture provides that, until the Fundamental Change Repurchase Date specified in the Fundamental Change Company Notice, dated October 6, 2006, the 2005 Notes are convertible into cash in the amount of $1,694.60 per $1,000 principal amount of 2005 Notes and thereafter, at any time during which the conditions of Article 15 of the 2005 Indenture are met, the 2005 Notes are convertible into cash in an amount equal to $1,601.64 per $1,000 principal amount of 2005 Notes. A copy of the 2005 First Supplemental Indenture is filed as Exhibit 99.3 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Second Supplemental Indenture dated as of October 5, 2006

99.2	2004 First Supplemental Indenture dated as of October 5, 2006

99.3	2005 First Supplemental Indenture dated as of October 5, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAVERICK TUBE CORPORATION

	By:	/s/ Milton Brice
Name: Milton Brice
Date: October 11, 2006	Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Second Supplemental Indenture dated as of October 5, 2006

99.2	2004 First Supplemental Indenture dated as of October 5, 2006

99.3	2005 First Supplemental Indenture dated as of October 5, 2006